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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2005


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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        Cayman Islands                   1-10809              98-0191089
(State or other jurisdiction           (Commission         (I.R.S. Employer
      of incorporation)                File Number)       Identification No.)

             XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On March 2, 2005, the Registrant entered into employment agreements, effective as of January 1, 2005, with the following executive officers: Charles
F. Barr, Executive Vice President and General Counsel; Anthony E. Beale, Senior Vice President and Head of Global Human Resources; Paul S. Giordano, Executive Vice President, Chief Executive of Financial Products & Services Operations; Henry C.V. Keeling, Executive Vice President, Chief Executive of Reinsurance Operations and Global Head of Business Services of XL Capital Ltd; Fiona E. Luck, Executive Vice President, Global Head of Corporate Services and Assistant Secretary of XL Capital Ltd; and Clive R. Tobin, Executive Vice President and Chief Executive of Insurance Operations.

     Each employment agreement provides for (i) a base salary which initially is set at such executive's current base salary and is subject to annual review and may be increased by the Compensation Committee, (i) an annual bonus pursuant to the Registrant's incentive compensation plan as determined by the Compensation Committee, (iii) reimbursement for or payment of certain travel and other expenses and (iv) the right to participate in such other employee or fringe benefit programs as are in effect for senior executives from time to time. Each executive's employment is for an original term of one year and will continue to be automatically extended for successive one year periods unless the Registrant or the executive provides written notice that the term is not to be extended at least six months prior to the then scheduled expiration date. Each executive has agreed to certain confidentiality, non-competition and non-solicitation provisions.

     Each employment agreement further provides that, in the event of the termination of the executive's employment prior to the expiration date of the employment agreement (after giving effect to any extensions thereof) by reason of death or disability, the executive (or in the case of death, the executive's spouse or estate) shall be entitled to receive the executive's then current base salary through the end of the six month period after the month in which the executive's employment is terminated, and the executive (or the executive's estate) shall be entitled to any annual bonus awarded but not yet paid and a pro rata bonus for the year of termination in an amount determined by the Compensation Committee (but not less than a pro rata portion of the executive's average annual bonus for the immediately preceding three years). The executive (or the executive's estate) shall also be entitled to the executive's vested accrued benefits under any employee benefit programs, continued rights with regard to any stock options or other rights with respect to equity securities of the Registrant held by the executive in accordance with the terms of the plans under which such options or other rights were issued, and continued medical benefit plan coverage for the executive and the executive's dependents for a period of six months.

     In the event of termination of the executive's employment by the Registrant without Cause (as defined in the employment agreement) or by the executive if the executive is assigned duties inconsistent with his position (but such assignment does not constitute "Good Reason" as defined in the employment agreement), the executive shall be entitled to the executive's then current base salary through the date on which termination occurs, a cash lump sum payment equal to the sum of (x) two times the executive's then current base salary and
(y) one times the higher of the targeted annual bonus for the year of such termination or the average of the executive's annual bonus for the three years immediately preceding the year of termination, and any annual bonus awarded but not yet paid. The executive shall also be entitled to the executive's vested accrued benefits under any employee benefit programs, continued rights with regard to any stock options or other rights with respect to equity securities of the Registrant held by the executive in accordance with the terms of the plans under which such options or other rights were issued and continued medical benefit plan coverage for the executive and the executive's dependents for a period of 24 months.

     Notwithstanding the foregoing, in the event of termination of the executive's employment (x) by the Registrant without Cause within the 24-month period following a Change in Control (as defined in the employment agreement) (the "Post-Change Period"), (y) by the executive for Good Reason during the Post-Change Period or (z) by the Registrant within one year prior to a Change in Control and it is reasonably demonstrated that such termination arose in connection with or anticipation of the Change in Control, then the executive shall be entitled to (i) the executive's then current base salary through the date on which termination occurs; (ii) a cash lump sum payment equal to the sum of (x) two times the executive's then current base salary and (y) two times the average of the executive's annual bonus for the three years immediately preceding the year in which the Change in Control occurs, provided such bonus shall be at least equal to the targeted annual bonus for the year of such termination; and (iii) an amount equal to the higher of (x) the executive's annual bonus actually awarded in the year immediately preceding the year in which the Change in Control occurs or (y) the targeted annual bonus that would have been awarded to the executive for the year of such termination, pro rated by a fraction based on the number of months or fraction thereof in which the executive was employed by the Registrant in the year of termination. The executive shall also be entitled to continued medical benefit plan coverage for the executive and the executive's dependents for a period of 24 months and to accelerated vesting of the executive's rights (i) under any retirement plans and
(ii) with regard to any stock options or other rights with respect to equity securities of the Registrant held by the


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executive, which options or other rights shall be exercisable for the shorter of three years or the original term of the security. In addition, the executive shall be entitled to gross-up payments in the event excise taxes on the executive's payments or benefits are imposed under Section 280G of the United States Internal Revenue Code.

     In the event of termination of the executive's employment by the Registrant with Cause or other voluntary termination by the executive, the executive shall be entitled to the executive's then current base salary through the date on which termination occurs and continued rights with regard to any stock options or other rights with respect to equity securities of the Registrant held by the executive in accordance with the terms of the plans under which such options or equity securities were issued. The executive shall also be entitled to the executive's vested accrued benefits under any employee benefit programs in the case of voluntary termination and, if such programs expressly provide for such benefits, in the case of termination by the Registrant with Cause.

     Each employment agreement also provides for indemnification of the executive by the Registrant to the maximum extent permitted by applicable law and the Registrant's charter documents and requires the Registrant to maintain directors' and officers' liability coverage in an amount equal to at least $75,000,000.

     Each of the executive officers also was awarded stock options or shares of the Registrant's restricted common stock in consideration for his or her entering into the employment agreement. A copy of the form of employment agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On March 8, 2005, Paul E. Jeanbart informed the Registrant that he would not be standing for re-election as a Director of the Registrant at the forthcoming Annual General Meeting to be held on April 29, 2005. No disagreement between Mr. Jeanbart and the Registrant that would require disclosure under Item 5.02(a) of Form 8-K has occurred.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:

      Exhibit No.         Description
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          10.1            Form of Employment Agreement.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8, 2005

                                 XL CAPITAL LTD
                                     (Registrant)


                                 By:   /s/ Jerry de St. Paer
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                                       Name:   Jerry de St. Paer
                                       Title:  Executive Vice President and
                                               Chief Financial Officer